NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

                     ASSIGNMENT, CONVEYANCE AND BILL OF SALE

      THIS ASSIGNMENT, CONVEYANCE AND BILL OF SALE ("Assignment") is from Penroc Oil Corporation, a Texas corporation, whose address is 1515 Calle Sur, Hobbs, New Mexico, 88240, (hereinafter called "ASSIGNOR"), to Dune Energy, Inc., a Delaware corporation, whose address is 5707 Spanish Oak, Houston, Texas 77066, (hereinafter called "ASSIGNEE").

      ASSIGNOR, FOR ONE HUNDRED DOLLARS ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to all of the exceptions and reservations set forth below, hereby TRANSFERS, ASSIGNS AND CONVEYS unto ASSIGNEE, effective as of April 1, 2003 (the "Effective Date"), an undivided 34.98 % of the rights, titles and interests that ASSIGNOR acquired from and that ASSIGNOR was assigned, transferred, granted and conveyed by S & L ENERGY COMPANY, LLC AND PALM PRODUCTION CO. INC. A/K/A PRODUCTION CORP., INC., in that certain Assignment and Bill of Sale, effective as of March 1, 2003, counterparts of which are recorded in Volume 685, Page 651, and Volume 685, Page 659, respectively, of the Official Records of Zapata County, Texas, including, but not limited to, the following properties:

      (i) An undivided 34.98 % of the rights, titles and interests of ASSIGNOR in the oil and gas lease, leasehold interests, rights and interests attributable or allocable to the oil and gas lease or leasehold interest, all more particularly described on Exhibit "A" hereto, (collectively the "Lease"), together with an undivided 34.98% of ASSIGNOR'S interests in and to all the property and rights incident thereto, including, but not limited to, all rights in, to and under all agreements, product purchase and sale contracts, leases, permits, rights-of-way, easements, licenses, farmouts, options, orders, and other contracts or agreements of a similar nature to the extent same relate to the Lease;

      (ii) An undivided 34.98 % of the rights, titles and interests of ASSIGNOR in the wells, including, but not limited to, any and all wells located on or bottomed under the Lease in which ASSIGNOR was a participant or in which ASSIGNOR has elected to participate or has elected to acquire a non-consent interest under the terms of the relevant operating agreements, whether or not the elections to participate or to acquire a non-consent interest were made, or the wells were drilled before, on or after the Effective Date, together with a like interest in and to all equipment, materials and other personal property, fixtures and improvements on the Lease as of the Effective Date, appurtenant thereto or used or obtained in connection with the Lease or with the production, treatment, sale or disposal of hydrocarbons or waste produced therefrom or attributable thereto, and all other appurtenances thereunto belonging (the "Equipment"); provided, however, the Equipment shall not include vehicles, communications equipment, tools, warehouse stock, compressors or leased equipment located on the Lease;

            (iii) An undivided 34.98 % of the rights, titles and interests of
                  ASSIGNOR in all unitization, communitization, pooling, and operating agreements, and the units created thereby which relate to the Lease or interests therein described on Exhibit "A" or which relate to any units or wells located on the Lease, including any and all units formed under orders, regulations, rules, and other official acts of the governmental authority having jurisdiction, together with any right, title and interest created thereby in the Lease; and

            (iv) An undivided 34.98 % of the rights, titles and interests of ASSIGNOR in all of ASSIGNOR'S rights to claim revenues or gas resulting from any underproduction attributable to ASSIGNOR'S interest in the Lease.

The undivided 34.98% of the rights, title and interests of ASSIGNOR in the above mentioned assets is herein collectively referred to as the "Interests".

      ASSIGNOR excepts from this Assignment and reserves to itself an overriding royalty interest equal to 1% of 8/8ths of the Interests assigned and conveyed to ASSIGNEE herein, payable out of all the oil, gas, and associated hydrocarbons produced, saved, and sold from the Interests; provided, should the Lease cover less than 100% of the mineral estate, the overriding royalty interest reserved by ASSIGNOR shall be proportionately reduced.

      TO HAVE AND TO HOLD all of the Interests unto ASSIGNEE, its successors and assigns, subject to and in accordance with all the terms and provisions of the Lease, contracts, and assignments, and subject to the limitations, reservations, covenants, and conditions provided for in the Assignment and the Closing Agreement ("Agreement") dated May 28, 2004, between ASSIGNOR and ASSIGNEE.

ASSIGNOR warrants that title to the Interests, insofar as claims arising by, through, or under ASSIGNOR, is good and marketable, and ASSIGNOR agrees that ASSIGNOR shall be responsible for title defects occurring or arising out of occurrences or omissions of, by, through, or under ASSIGNOR. In addition, ASSIGNOR represents and covenants that the Interests are free and clear of all liens, encumbrances, or claims of third parties, that all costs and expenses relating to the wells have been paid or are not due, and, further, that ASSIGNOR has no notice of and there is no pending litigation or claims of any kind, including claims by the owners of the surface and/or mineral estate, which would or could, if successfully prosecuted, impair in any manner the properties and interest in properties assigned to ASSIGNEE by this Assignment.

EXCEPT AS OTHERWISE PROVIDED FOR HEREINABOVE, THIS ASSIGNMENT AND BILL OF SALE IS EXECUTED, DELIVERED, AND ACCEPTED WITHOUT ANY REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR NATURE, EITHER EXPRESS, IMPLIED OR STATUTORY. THE INTERESTS ARE BEING CONVEYED AND ASSIGNED TO AND ACCEPTED BY THE ASSIGNEE IN THEIR "AS IS, WHERE IS" CONDITION AND STATE OF REPAIR, AND WITH ALL FAULTS AND DEFECTS, WITHOUT ANY REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR NATURE, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO WARRANTIES OF MARKETABILITY, QUALITY, CONDITION, MERCHANTABILITY, AND/OR FITNESS FOR PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED. IT IS UNDERSTOOD AND AGREED THAT ASSIGNEE SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION AND STATE OF REPAIR AND WITH ALL FAULTS AND DEFECTS, INCLUDING, BUT NOT LIMITED TO, THE PRESENCE OF NATURALLY OCCURRING RADIOACTIVE MATERIAL (NORM). IN ADDITION, ASSIGNOR MAKES NO REPRESENTATION, COVENANT OR WARRANTY, EXPRESS, IMPLIED OR STATUTORY, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA DELIVERED TO ASSIGNEE WITH RESPECT TO THE INTERESTS, OR CONCERNING THE QUALITY OR QUANTITY OF HYDROCARBONS RESERVES, IF ANY, ATTRIBUTABLE TO THE INTERESTS, OR THE ABILITY OF THE INTERESTS TO PRODUCE HYDROCARBONS, OR THE PRICES WHICH ASSIGNEE IS OR WILL BE ENTITLED TO RECEIVE FOR ANY SUCH HYDROCARBONS.

This Assignment is accepted subject to, and ASSIGNEE agrees to assume and perform, any and all of its proportionate part of the liabilities and obligations, or alleged or threatened liabilities and obligations under the Interests and existing oil and gas leases, assignments, operating agreements, product purchase and sales contracts, leases, permits, rights-of-way, licenses, easements, options, orders, and any other agreements or contracts attributable to and affecting the Interests, including but not limited to, any and all obligations (i) to pay and deliver royalties, overriding royalties, non-participating royalties, and other burdens on production, (ii) in connection with or arising out of balancing of overproduction or underproduction from the Interests, and (iii) in compliance with all laws and governmental regulations with respect to the Interests including, but not limited to, the lawful plugging and abandonment of oil and gas wells and the restoration of the surface of the land as nearly as possible to its condition prior to being leased.

This Assignment shall inure to the benefit of and be binding upon the parties hereto, their heirs, successors and assigns.

This Assignment may be executed by ASSIGNOR and ASSIGNEE in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument.

                    BALANCE OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, this instrument is executed the 31st day of May, 2004, but shall be effective of all revenue and lease operating expenses as of and from the Effective Date.


                                    ASSIGNOR:

                                    PENROC OIL CORPORATION

                                    By: /s/ Mohammed Yamin Merchant
                                        ----------------------------------------
                                        Mohammed Yamin Merchant, President


                                    ASSIGNEE:

                                    DUNE ENERGY, INC.

                                    By: /s/ Alan Gaines
                                        ----------------------------------------
                                        Alan Gaines, Chairman and Chief
                                        Executive Officer

                                                                     EXHIBIT "A"

ATTACHED TO MADE A PART OF THAT CERTAIN ASSIGNMENT, CONVEYANCE AND BILL OF SALE, DATED EFFECTIVE APRIL 1, 2003 FROM PENROC OIL CORPORATION, AS ASSIGNOR, TO DUNE ENERGY, INC., AS ASSIGNEE

LEASE

That certain Oil, Gas and Mineral Lease, dated April 8, 1954, and recorded in Volume 77, Page 636 of the Deed Records of Zapata County, Texas, and re-recorded in Volume 82, Page 17 of the Deed Records of Zapata County, Texas, between Security-First National Bank of Los Angeles, a National Banking Association and Alice Doran Haynes, as Trustees under Declaration of Trust dated June 27, 1926, with Leonard Haynes, Trustor, as Lessors, and C. O. Falk, as Lessee, covering that certain 17,835.83 acres, more or less, situated in Zapata County, Texas, as amended, if any amendments thereto, (the "Lease") and which lands are more particularly described in the Lease by metes and bounds description.

                            END OF LEASE DESCRIPTION